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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  January 31, 1996
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                      University Real Estate Fund 10, Ltd.
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             (Exact name of registrant as specified in its charter)



           Colorado               0-12651                   95-3776748
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(State or other jurisdiction     (Commission              (IRS Employer
of incorporation)                  File No.)          Identification No.)


2001 Ross Avenue, Suite 4600, Dallas, Texas                      75201
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       (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code      (214) 740-2209
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200 Crescent Court, Suite 1300, Dallas, Texas                    75201
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            (Former name or former address, if changed since last report)
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Item 2.  Disposition of Assets.

On January 31, 1996, University Real Estate Fund 10, Ltd. (the "Partnership") assigned a $640,000 Promissory Note Receivable (the "Note") along with its accrued interest receivable to Hampton Realty Partners, L.P. ("Hampton"), in consideration of a reduction in the amount of operating advances payable to Hampton. Before assigning the Note with its accrued interest to Hampton, the Partnership owed $2,493,404 in operating advances including accrued interest. The operating advances were originally advanced by affiliates of the Partnership's general partner, University Special Partners, Ltd. (the "General Partner"), and later sold by the General Partner to Hampton in connection with the Asset Purchase Agreement dated March 9, 1993.

The Note, dated February 24, 1995 and executed by West Washington Associates, LLC, a Wisconsin Limited Liability Company, originated from the Partnership's sale of Valley Bank Tower and it was the Partnership's sole remaining asset.
The Note is secured by a letter of credit (the "Letter of Credit") dated March 20, 1995, issued by First Bank (NA), Milwaukee, Wisconsin. In addition to the assignment of the Note, all right, title and interest of the Partnership to proceeds payable under (i) the Letter of Credit as security for the Note and
(ii) each and every letter of credit issued to the Partnership in replacement of or substitution for the Letter of Credit was granted, conveyed, transferred and assigned by the Partnership to Hampton.

The Partnership received a dollar-for-dollar reduction of accrued interest on the operating advances totaling $652,099. After receiving the consideration on January 31, 1996, the Partnership owed to Hampton $1,375,393 in principal and $465,912 in accrued interest for operating advances.

After the assignment of the Note, the Partnership no longer has any remaining assets available to sell for cash. Therefore under the terms of the Amended and Restated Partnership Agreement dated March 8, 1992, the Partnership is considered to be dissolved and terminated. All remaining cash, $2,027, after the date of the assignment of the note, has been used to pay creditors of the Partnership resulting in insufficient funds to pay Promissory Note Holders or make a distribution to Partnership Unit Holders.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             UNIVERSITY REAL ESTATE FUND 10, LTD.
                                              (Registrant)


                             By:  UNIVERSITY SPECIAL PARTNERS, LTD.
                                  General Partner


                             By:  SOUTHMARK INVESTMENT GROUP, INC.,
                                  a General Partner


                             By:   /s/ Glen Adams
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                                  Glen Adams, President


                             Dated:  July 23, 1996
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